Exhibit 10.3

EXECUTION VERSION

GUARANTY OF COLLECTION

THIS GUARANTY OF COLLECTION (this “Agreement”) is made as of May 14, 2014 by PBF Energy Company LLC, a Delaware limited liability company (the “Parent Guarantor”), to and in favor of (i) Wells Fargo Bank, National Association, as administrative agent (the “Term Loan Agent”) under that certain Term Loan and Security Agreement dated even herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), between PBF Logistics LP, a Delaware limited partnership (the “Borrower”) and the lenders party thereto from time to time (the “Term Loan Lenders”), and (ii) Wells Fargo Bank, National Association, as administrative agent (the “Revolving Agent”), swingline lender and L/C issuer under that certain Revolving Credit Agreement dated even herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”, and together with the Term Loan Agreement, collectively, the “Loan Agreements”) among the Borrower, the Revolving Agent and the lenders party thereto from time to time (the “Revolving Lenders” and together with the Term Loan Lenders, collectively, the “Lenders”)). Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Revolving Credit Agreement.

RECITALS:

WHEREAS, the Parent Guarantor directly or indirectly owns certain limited and general partnership interests in the Borrower;

WHEREAS, pursuant to the Loan Agreements, the Term Loan Lenders and the Revolving Lenders have respectively agreed to provide a (i) term loan facility and (ii) a revolving credit facility to the Borrower;

WHEREAS, a portion of the proceeds of the extensions of credit under the Loan Agreements will enable the Borrower to make valuable distributions to the Parent Guarantor in connection with the Transactions;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes the Parent Guarantor;

WHEREAS, the Parent Guarantor will directly benefit from the extensions of credit being made to the Borrower; and

WHEREAS, it is a condition precedent to the obligations of the Term Loan Lenders and the Revolving Lenders to make their respective extensions of credit to the Borrower under the Loan Agreements that the Parent Guarantor shall have executed and delivered this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent Guarantor hereby agrees as follows:

1. Defined Terms. As used herein, the following terms have the following meanings:

(a) “Borrower Party” means the Borrower, each other Loan Party and any Person that has guaranteed any payment, granted any Lien or otherwise provided credit support under the Loan Documents or Term Loan Documents (other than the Parent Guarantor).

(b) “Cap” means (i) $300,000,000 plus (ii) the principal amount of Subsequent Loans (as defined in the Term Loan Agreement) extended under the Term Loan Agreement.

(c) “Cap Date” has the meaning set forth in Section 8(a) hereof.

(d) “Final Termination Date” means the later to occur of (i) the Term Loan Guaranty Termination Date and (ii) the Revolving Credit Guaranty Termination Date.

(e) “Lender Remedies” means all rights and remedies at law and in equity (including, without limitation, any arising under any applicable Loan Document or Term Loan Document) that the Term Loan Agent, the Term Loan Lenders or the Revolving Agent and the Revolving Lenders, as applicable, may have against any Borrower Party or any other Person that has provided Liens, guarantees or other credit support in respect of the applicable Guaranteed Obligations (and, in each case, their respective property), to collect, or obtain payment of, the Guaranteed Obligations, including, without limitation, foreclosure or similar proceedings (including, without limitation, against each Borrower Party and its property), litigation and collection on all applicable insurance policies and against all applicable property, and termination of all commitments to advance additional funds to the Borrower under the Loan Agreements.

(f) “Term Loan Documents” means the “Loan Documents” under the Term Loan Agreement.

(g) “Revolving Credit Guaranty Effective Date” means the first date on which the Borrower makes a repayment or prepayment of Term Loans under the Term Loan Agreement.

(h) “Revolving Credit Guaranty Termination Date” has the meaning set forth in Section 8 hereof.

(i) “Revolving Credit Obligations” means all “Obligations” as defined in the Revolving Credit Agreement, other than Obligations in respect of any Secured Cash Management Agreements and any Secured Hedge Agreements.

(j) “Term Loan Documents” means the “Loan Documents” under the Term Loan Agreement.

(k) “Term Loan Guaranty Effective Date” means the date of this Agreement.

(l) “Term Loan Guaranty Termination Date” has the meaning set forth in Section 8 hereof.

(m) “Term Loan Repayment Amount” means the aggregate principal amount of all Term Loans that have been repaid or prepaid by the Borrower on or after the Term Loan Guaranty Effective Date.

(n) “Term Loans” means the “Loans” as defined in the Term Loan Agreement.

2. Guaranty. Subject to the terms and conditions set forth in this Agreement (including, without limitation, Section 4), the Parent Guarantor hereby irrevocably, unconditionally, absolutely and directly guarantees:

(a) to the Term Loan Agent, for the pro rata benefit of the Term Loan Lenders, from and after the Term Loan Guaranty Effective Date through and including the Term Loan Guaranty Termination Date, the payment of the principal amount of all Term Loans outstanding under the Term Loan Agreement, in an amount not to exceed the Cap (collectively, the “Guaranteed Term Loan Obligations”); and

(b) to the Revolving Agent, for the pro rata benefit of the Revolving Lenders, from and after the Revolving Credit Guaranty Effective Date through and including the Revolving Credit Guaranty Termination Date, the payment of all Revolving Credit Obligations outstanding under the Revolving Credit Agreement, in an amount not to exceed the lesser of (i) the Cap and (ii) the Term Loan Repayment Amount (collectively, the “Guaranteed Revolving Credit Obligations”, and together with the Guaranteed Term Loan Obligations, the “Guaranteed Obligations”).

3. Guaranty of Collection and Not of Payment. Notwithstanding any other provision of this Agreement, this Agreement is a guaranty of collection and not of payment, and the Parent Guarantor shall not be obligated to make any payment:

(a) With respect to the Guaranteed Term Loan Obligations until each of the following is true:

(i) the Borrower shall have failed to make a payment when the same shall be due and owing to the Term Loan Agent (on behalf of the Term Loan Lenders) in respect of the Guaranteed Term Loan Obligations;

(ii) the obligations under the Term Loan Agreement shall have been accelerated;

(iii) the Term Loan Agent (on behalf of the Term Loan Lenders) shall have exhausted all Lender Remedies available to it; and

(iv) the Term Loan Agent (on behalf of the Term Loan Lenders) shall have failed to collect the full amount of the Guaranteed Term Loan Obligations;

(b) With respect to the Guaranteed Revolving Credit Obligations until each of the following is true:

(i) the Guaranteed Term Loan Obligations have been paid in full (other than contingent indemnities and other contingent indemnification obligations) whether pursuant to this Agreement or otherwise;

(ii) the Borrower shall have failed to make a payment when the same shall be due and owing to the Revolving Agent (on behalf of the Revolving Lenders) in respect of the Guaranteed Revolving Credit Obligations;

(iii) the obligations under the Revolving Credit Agreement shall have been accelerated and the Commitments shall have been terminated;

(iv) the Revolving Agent (on behalf of the Revolving Lenders) shall have exhausted all Lender Remedies available to it; and

(v) the Revolving Agent (on behalf of the Revolving Lenders) shall have failed to collect the full amount of the Guaranteed Revolving Credit Obligations.

4. Cap. Notwithstanding any other term or condition of this Agreement, the Parent Guarantor’s maximum liability under this Agreement, shall not exceed the Cap, without giving effect to any amounts owing by the Parent Guarantor pursuant to Section 11 herein. For the avoidance of doubt, the Cap applies to the Guaranteed Obligations in the aggregate, and not individually in respect of each of the Guaranteed Term Loan Obligations and the Guaranteed Revolving Credit Obligations.

5. Notice. As a condition to the enforcement of this Agreement, the Parent Guarantor shall have received written notice of: (i) in respect of any payment of Guaranteed Term Loan Obligations, satisfaction of the conditions set forth in Section 3(a) above and (ii) in respect of any payment of Guaranteed Revolving Credit Obligations, satisfaction of the conditions set forth in Section 3(b) above. Except for the notice required under the preceding sentence, the Parent Guarantor hereby waives notice of acceptance of this Agreement, demand of payment, presentment of this or any instrument, notice of dishonor, protest and notice of protest, or other action taken in reliance hereon and all other demands and notices of any description in connection with this Agreement.

6. Absolute Obligation. Subject to the provisions of Sections 2, 3, 4 and 5, the obligations of the Parent Guarantor hereunder shall be absolute and unconditional and shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any setoff, counterclaim, deduction, diminution, abatement, suspension, reduction, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, subject to the provisions of Sections 2, 3, 4 and 5, the obligations of the Parent Guarantor hereunder shall not be released, discharged, impaired or otherwise affected by any circumstance or condition whatsoever (whether or not the Borrower, any other Borrower Party, the Parent Guarantor, the Term Loan Agent, the Revolving Agent or any Lender has knowledge thereof) which may or might in any manner or to any extent vary the risk of the Parent Guarantor or otherwise operate as a release or discharge of the Parent Guarantor as a matter of law or equity (other than the payment in full of all of the Guaranteed Obligations), including, without limitation:

(a) any amendment, modification, addition, deletion or supplement to or other change to any of the terms of the Loan Agreements or any of the other Loan Documents referred to therein, or any assignment or transfer of any thereof, or any furnishing, acceptance, surrender, substitution, modification or release of any security for, or guaranty of, any of the Guaranteed Obligations;

(b) any failure, omission or delay on the part of the Borrower or any other Borrower Party to comply with any term of any of the Loan Agreements or any of the other Loan Documents referred to therein;

(c) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any of the Loan Agreements or any of the other Loan Documents referred to therein or any delay on the part of the Term Loan Agent, the Revolving Agent or any Lender to enforce, assert or exercise any right, power or remedy conferred on the Term Loan Agent, the Revolving Agent or the Lenders in the Loan Agreements or any of the other Loan Documents referred to therein;

(d) any extension of the time for payment of the principal of or premium (if any) or interest on any of the Guaranteed Obligations, or of the time for performance of any other obligations, covenants or agreements under or arising out of any of the Loan Agreements or any of the other Loan Documents referred to therein, or the extension or the renewal thereof;

(e) to the extent permitted by applicable law, any voluntary or involuntary bankruptcy, insolvency, reorganization, moratorium, arrangement, adjustment, readjustment, composition, assignment for the benefit of creditors, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Borrower, any other Borrower Party or the Parent Guarantor or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding (including, without limitation, any automatic stay incident to any such proceeding);

(f) any limitation, invalidity, irregularity or unenforceability, in whole or in part, limiting the liability or obligation of the Borrower or any other Borrower Party in respect of the Guaranteed Obligations or any security therefor or guarantee thereof or the Term Loan Agent’s, the Revolving Agent’s or the Lenders’ recourse to any such security or limiting the Term Loan Agent’s, the Revolving Agent’s or the Lenders’ right to a deficiency judgment against the Borrower, any other Borrower Party, the Parent Guarantor or any other Person; and

(g) any other act, omission, occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense, release or discharge (including the release or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Borrower, any other Borrower Party, the Parent Guarantor or any other Person, whether or not the Borrower, any other Borrower Party, the Parent Guarantor, the Term Loan Agent, the Revolving Agent or any Lender shall have notice or knowledge of the foregoing).

7. Waiver of Subrogation. To the extent that the Parent Guarantor shall have made any payments under this Agreement, until the Obligations (as such term is defined in each of the Term Loan Agreement and Revolving Credit Agreement) (other than contingent indemnitees and other contingent obligations) have been paid in full, the Parent Guarantor hereby waives (a) any and all rights of subrogation, reimbursement, exoneration, contribution, or indemnification that the Parent Guarantor may now or hereafter have against the Borrower Parties or any other Person (including, without limitation, any co-borrower, co-obligor, guarantor, grantor or pledgor of collateral, general partner or other partner) with respect to any of the Guaranteed Obligations, and (b) any and all rights to participate in any claim or remedy of the Term Loan Agent, the Revolving Agent or any Lender or any trustee on behalf of any such Person against the Borrower Parties or any other Person (including, without limitation, any co-borrower, co-obligor, guarantor, grantor or pledgor of collateral, general partner or other partner) whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any of the Borrower Parties or any such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. Notwithstanding anything herein to the contrary contained herein, nothing herein shall prevent the Borrower or any other Loan Party from making Restricted Payments or other transfers to the Guarantor to the extent permitted under the Revolving Credit Agreement.

If any amount is paid to the Parent Guarantor in violation of the foregoing limitation, then such amount shall be held in trust for the benefit of the Term Loan Agent (on behalf of the Term Loan Lenders) and the Revolving Agent (on behalf of the Revolving Lenders) and shall forthwith be paid first, to the Term Loan Agent (on behalf of the Term Loan Lenders) if any Guaranteed Term Loan Obligations are then outstanding and second, to the Revolving Agent (for the benefit of the Revolving Lenders) if any Revolving Credit Obligations are then outstanding, in each case, to reduce the amount of the applicable Guaranteed Obligations, whether matured or unmatured.

8. Continuity of Guaranteed Obligations; Bankruptcy or Insolvency.

(a) This Agreement and the guaranty contained herein is a continuing and irrevocable guaranty of collection of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect; provided that the Parent Guarantor shall be released from its guarantee obligations and other obligations under this Agreement as follows: (i) with respect to the Guaranteed Term Loan Obligations, on the date on which all Term Loans outstanding under the Term Loan Agreement have been repaid in full and all commitments to lend thereunder, if any, shall have terminated (the “Term Loan Guaranty Termination Date”), (ii) with respect to the Guaranteed Revolving Credit

Obligations, upon termination of the Aggregate Commitments and payment in full of all Guaranteed Revolving Credit Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Revolving Agent and the L/C Issuer shall have been made) (the “Revolving Credit Guaranty Termination Date”) and (iii) with respect to all of the Guaranteed Obligations, the date upon which the aggregate amount of all payments made by the Parent Guarantor pursuant to this Agreement and applied to any Guaranteed Obligations equals or exceeds the Cap (the “Cap Date”). This Agreement shall terminate on the earlier to occur of (x) the Cap Date and (y) the Final Termination Date; provided that the foregoing release and termination shall not apply to any obligations that, pursuant to Section 11 hereof, expressly survive the termination of this Agreement, repayment of the Guaranteed Obligations or termination of the Aggregate Commitments.

(b) If all or any part of any payment applied to any Guaranteed Obligation is or must be recovered, rescinded or returned to the Borrower, the Parent Guarantor or any other Person (other than the Term Loan Agent, the Revolving Agent or the Lenders) for any reason whatsoever (including, without limitation, bankruptcy or insolvency of any party), such Guaranteed Obligation shall be deemed to have continued in existence and this Agreement shall continue in effect as to such Guaranteed Obligation, all as though such payment had not been made. For the avoidance of doubt, the bankruptcy, insolvency, or dissolution of, or the commencement of any case or proceeding under any bankruptcy, insolvency, or similar law in respect of, the Borrower or any other Borrower Party shall not require the Parent Guarantor to make any payment under this Agreement until all of the conditions in Section 3 and Section 5 have been satisfied (including, without limitation, the exhaustion of all Lender Remedies).

9. No Waiver. No delay or omission on the part of the Term Loan Agent, the Revolving Agent or any Lender in exercising any rights hereunder shall operate as a waiver of such rights or any other rights, and no waiver of any right on any one occasion shall result in a waiver of such right on any future occasion or of any other rights; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

10. Representations and Warranties. The Parent Guarantor represents and warrants that:

(a) it (i) is duly formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its formation and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement;

(b) the execution, delivery and performance by the Parent Guarantor of this Agreement (i) have been duly authorized by all necessary organizational action, and (ii) do not and will not (A) contravene the terms of its Organizational Documents; (B) conflict in any material respect with or result in any material breach or contravention of (1) any material Contractual Obligation to which it is a party or affecting it or its properties or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (D) violate any material Law applicable to it or its property in any material respect;

(c) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, the Parent Guarantor of this Agreement or (ii) the exercise by the Term Loan Agent (on behalf of the Term Loan Lenders) or the Revolving Agent (on behalf of the Revolving Lenders) of their rights hereunder except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect;

(d) this Agreement when delivered hereunder, will have been, duly executed and delivered by the Parent Guarantor and constitutes a legal, valid and binding obligation of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with its terms, subject to the effect of any applicable Debtor Relief Laws and other laws affecting creditors’ rights generally, concepts of reasonableness and general equitable principles; and

(e) by virtue of the Parent Guarantor’s relationship with the Borrower, the execution, delivery and performance of this Agreement is for the direct benefit of the Parent Guarantor and the Parent Guarantor has received adequate consideration for this Agreement.

11. Expenses; Indemnity.

(a) The Parent Guarantor hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Term Loan Agent and the Revolving Agent in connection with the enforcement of this Agreement (provided that reimbursement of legal fees shall be limited to the reasonable fees, charges and disbursements of one primary outside counsel to each of the Term Loan Agent and Revolving Agent, one local counsel in each applicable jurisdiction, as necessary for each, and in the case of an actual or perceived conflict of interest, additional conflicts counsel for each).

(b) THE PARENT GUARANTOR SHALL INDEMNIFY THE TERM LOAN AGENT, THE REVOLVING AGENT (AND ANY SUB-AGENT THEREOF), EACH LENDER AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE (WHICH MAY INCLUDE THE REASONABLE AND DOCUMENTED COST OF EXTERNAL COUNSEL (SUBJECT TO THE LIMITATIONS SET FORTH BELOW)) INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY PERSON (INCLUDING THE PARENT GUARANTOR) OTHER THAN SUCH INDEMNITEE AND ITS RELATED

PARTIES ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, THE PERFORMANCE BY THE PARENT GUARANTOR OF ITS OBLIGATIONS HEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, OR, IN THE CASE OF THE TERM LOAN AGENT AND THE REVOLVING AGENT (AND ANY SUB-AGENT THEREOF) AND THEIR RELATED PARTIES ONLY, THE ADMINISTRATION OF THIS AGREEMENT, OR (II) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY THE PARENT GUARANTOR, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; PROVIDED THAT SUCH INDEMNITY, AS TO ANY INDEMNITEE, SHALL NOT BE AVAILABLE UNDER THIS SECTION 11(B) TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES CONSTITUTE GUARANTEED OBLIGATIONS (WHICH GUARANTEED OBLIGATIONS SHALL BE GOVERNED BY THE OTHER PROVISIONS OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION SECTION 4 HEREOF); PROVIDED FURTHER THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (X) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR ITS RELATED PARTIES OR FROM A MATERIAL BREACH OF SUCH INDEMNITEE’S OR ITS RELATED PERSON’S OBLIGATIONS HEREUNDER OR (Y) RESULT FROM A CLAIM BROUGHT BY THE PARENT GUARANTOR AGAINST AN INDEMNITEE OR ITS RELATED PARTIES FOR BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OR ITS RELATED PARTIES’ OBLIGATIONS HEREUNDER, IF THE PARENT GUARANTOR HAS OBTAINED A FINAL AND NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION OR (Z) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM A DISPUTE AMONG OR BETWEEN INDEMNITEES AND NOT INVOLVING (I) ANY ACT OR OMISSION OF THE PARENT GUARANTOR OR (II) SUCH INDEMNITEE’S CAPACITY OR ROLE AS AN AGENT UNDER THE LOAN DOCUMENTS OR TERM LOAN DOCUMENTS, AS APPLICABLE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, REIMBURSEMENT OF LEGAL FEES PURSUANT TO THIS SECTION 11(B) SHALL BE LIMITED, IN EACH CASE, TO THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ONE PRIMARY OUTSIDE COUNSEL TO THE INDEMNITEES, TAKEN AS A WHOLE, AND ONE LOCAL COUNSEL IN EACH APPLICABLE JURISDICTION, AS NECESSARY, AND, IN THE CASE OF AN ACTUAL OR PERCEIVED CONFLICT OF INTEREST, ADDITIONAL CONFLICTS COUNSEL FOR ALL SUCH PERSONS SIMILARLY SITUATED.

(c) All amounts due under this Section 11 shall be payable not later than ten Business Days after written demand therefor accompanied by reasonably detailed supporting documentation. The agreements in this Section 11 shall survive the repayment, satisfaction or discharge of the Guaranteed Obligations and all other amounts payable under the Loan Agreements and the other Loan Documents referred to therein. No Indemnitee shall be liable to any Borrower Party, their Affiliates or any other Person and the Borrower Parties and their Affiliates will not be liable to any Indemnitee, its Affiliates or any other Person, for any claim on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, or any agreement or instrument contemplated hereby or the transactions contemplated hereby or thereby; provided, that, nothing contained in this Section 11(c) shall limit the Borrower’s indemnification obligations with respect to indirect, consequential or punitive damage claims, to the extent of the indemnification provided in Section 11(c)) (but only to the extent asserted against any Indemnitee by a third party (other than another Indemnitee)). No Indemnitee referred to in Section 11(b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the transactions contemplated hereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

12. [Reserved].

13. Miscellaneous.

(a) This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) The Parent Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Term Loan Agent, the Revolving Agent, the Lenders or any Related Party of the foregoing in any way relating to this Agreement in any forum other than the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Term Loan Agent, the Revolving Agent or the Lenders otherwise have to bring any action or proceeding relating to this Agreement against the Parent Guarantor or any of its properties in the courts of any jurisdiction.

(c) This Agreement shall inure to the benefit of and be binding upon the Parent Guarantor and its successors and assigns and the Term Loan Agent, the Revolving Agent, the Lenders and their respective successors and assigns.

(d) This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, between the parties related thereto.

(e) Each reference herein to the Parent Guarantor shall be deemed to include the successors and assigns of the Parent Guarantor, all of whom shall be bound by the provisions of this Agreement; provided, however, that the Parent Guarantor shall not, without obtaining the prior written consent of the Term Loan Agent and the Revolving Agent, assign or transfer this Agreement or the Parent Guarantor’s obligations or liabilities under this Agreement, in whole or in part, to any other Person (and any attempted assignment or transfer by Parent Guarantor without such prior written consent shall be null and void).

(f) This Agreement is for the benefit only of the Term Loan Agent, the Revolving Agent and the Lenders, shall be enforceable by them alone, is not intended to confer upon any third party any rights or remedies hereunder, and shall not be construed as for the benefit of any third party.

(g) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14. Miscellaneous.

(a) This Agreement may not be modified or amended except by an instrument or instruments in writing signed by each of the parties hereto.

(b) Except as otherwise expressly provided herein, notices and other communications to each party provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by facsimile to the address set forth below or such other address provided from time to time by such party.

If to the Parent Guarantor:

PBF Energy Company LLC

One Sylvan Way, Second Floor

Parsippany, NJ 07054

Attn: John Luke

Telecopy No: (973) 455-7500

Email: john.luke@pbfenergy.com

with a copy, which shall not constitute notice, to:

PBF Energy Company LLC

One Sylvan Way, Second Floor

Parsippany, NJ 07054

Attn: General Counsel

Telecopy No: (973) 455-7500

If to the Term Loan Agent:

Wells Fargo Bank, National Association

550 South Tryon Street, 6th Floor

Charlotte, North Carolina 28202

Attention: Andrew Ostrov

Email: andrew.ostrov@wellsfargo.com

If to the Revolving Agent:

Wells Fargo Bank, National Association

550 South Tryon Street, 6th Floor

Charlotte, North Carolina 28202

Attention: Andrew Ostrov

Email: andrew.ostrov@wellsfargo.com

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

(c) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d) This Agreement may be executed in one or more counterparts, and each counterpart, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

[Signatures begin on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PBF ENERGY COMPANY LLC
as Parent Guarantor

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Guaranty of Collection]

ACKNOWLEDGED:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Term Loan Agent

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

[Signature Page to Guaranty of Collection]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Revolving Agent

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

[Signature Page to Guaranty of Collection]